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                                                           EXHIBIT 10.7

                             FIRST AMENDMENT TO THE
                                AMERICAN GENERAL
                            SUPPLEMENTAL THRIFT PLAN


         WHEREAS, AMERICAN GENERAL CORPORATION and certain of its subsidiaries have heretofore adopted the AMERICAN GENERAL SUPPLEMENTAL THRIFT PLAN (the "Supplemental Plan"); and

         WHEREAS, AMERICAN GENERAL CORPORATION desires to amend the Supplemental Plan on behalf of itself and on behalf of each of its subsidiaries that has adopted the Supplemental Plan;

         NOW, THEREFORE, the Supplemental Plan shall be amended as follows, effective as of November 22, 1991;

         1.      Article VI is deleted and replaced with the following:

                                      "VI
                              Payment of Benefits

                 The benefit payable under this Supplemental Plan on account of an Employee's termination of employment, retirement, disability or death shall be paid to the same recipients in cash at the time or times as the limited benefits are payable to the employee or his beneficiary under the Basic Plan."

         2. As amended hereby, the supplemental Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, AMERICAN GENERAL CORPORATION has executed this Third Amendment as of the 22nd day of November, 1991.

                                                 AMERICAN GENERAL CORPORATION

ATTEST:


By: /s/  PATRICIA W. NEIGHBORS                   BY: /s/  ROBERT D. WOMACK
    _____________________________                   ____________________________
         Patricia W. Neighbors                            Robert D. Womack
Title:  Assistant Secretary                      Title:   Senior Vice President




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STATE OF TEXAS

COUNTY OF HARRIS

         BEFORE ME, the undersigned authority, on this day personally appeared Robert D. Womack, Senior Vice President of AMERICAN GENERAL CORPORATION, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 6th day of November, 1991.


{SEAL}                                           /s/  PAM TUDOR
                                                 __________________________
                                                      Pam Tudor
                                                 Notary Public in and for the
                                                 State of Texas

                                                 My commission expires: 1-15-92